NONQUALIFIED STOCK OPTION AGREEMENT
                        FOR CORPORATE OFFICERS
                  -----------------------------------


       AGREEMENT made as of the 31st day of December, 1994 (the
"Grant Date"), between Telemundo Group, Inc., a Delaware corporation (the "Company"), and Joaquin F. Blaya (the
"Optionee").

      WHEREAS, the Company has adopted the 1994 Stock Plan (the
"Plan") in order to provide additional incentive to certain officers and employees of the Company and its Subsidiaries; and

      WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

      NOW, THEREFORE, the parties hereto agree as follows:

       1.  Grant of Option.
           ---------------

           1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 500,000 whole shares of Stock subject to, and in accordance with, the terms and conditions set forth in this Agreement.

           1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

           1.3  This Agreement shall be construed in
accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

       2.  Purchase Price.
           --------------

       The price at which the Optionee shall be entitled to purchase shares of Stock upon the exercise of the Option shall be $7.00 per share.

       3.  Duration of Option.
           ------------------

       The Option shall be exercisable to the extent and in the manner provided herein for a period of ten years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 7 hereof.

       4.  Earnings Target.
           ---------------

       The Committee shall establish the earnings target of the Company for the first six full months commencing after the Consummation Date (such earnings, the "Earnings Target")within 40 days of the commencement of such six month period. For purposes of this Agreement, "earnings" means operating income plus depreciation and amortization determined in accordance with generally accepted accounting principles, but determined consistent with the accounting method for determining "Net Contribution" on the Company's internal financial statements in prior periods and adjusted to eliminate the impact of changes in accounting principles after the date of this Agreement and of acquisitions or divestitures of operating units after the date of this Agreement if taking such operating units into account would either increase or decrease the actual earnings attained by the Company by at least 5% of the Earnings Target.

       5.  Exercisability of Option.
           ------------------------

       Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, one-fourth of the total number of shares of Stock covered by the Option upon certification by the Committee that the Company has attained 90% of the Earnings Target if as of the last day of the six-month period referred to in Section 4 of this Agreement the Optionee's employment with the Company has not been terminated. Within 45 days after the last day of the six-month period referred to in Section 4 of this Agreement, the Committee shall meet to certify whether or not 90% of the Earnings Target has been met. In addition, unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole or in part from time to time, an additional one-fourth of the total number of shares of Stock covered by the Option on each of May 25, 1995, 1996, and 1997 if as of the relevant date the Committee has certified that the Company has attained 90% of the Earnings Target and the Optionee's employment with the Company has not been terminated; provided, however, that if such certification is made after May 25, 1995, the Optionee shall be entitled to purchase one-fourth of such shares as of the date of certification if the Optionee's employment with the Company has not been terminated as of May 25, 1995. Each right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term.

       6.  Manner of Exercise and Payment.
           ------------------------------

           6.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of shares of Stock in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

           6.2  The notice of exercise described in Section
6.1 shall be accompanied by the full purchase price for the shares of Stock in respect of which the Option is being exercised and by the Witholding Taxes, in cash, by check or, in the discretion of the Committee, by transferring shares of Stock to the Company held by the Optionee for more than six months and having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such shares of Stock are substituted.

           6.3 Upon receipt of notice of exercise and full payment for the shares of Stock in respect of which the Option is being exercised and of the Witholding Taxes, the Company shall, subject to Section 14 of the Plan, promptly take such action as may be necessary to effect the transfer to the Optionee of the number of shares of Stock as to which such exercise was effective, including issuing and delivering such shares of Stock and entering the Optionee's name as a stockholder of record on the books of the Company.

           6.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect, to any shares of Stock subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of shares of Stock in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the shares of Stock to the Optionee, and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such shares.

       7.  Termination of Employment.
           -------------------------

           7.1 Retirement. If the employment of the Optionee is terminated by the Company or by the Optionee for any reason other than for Cause or following a Change of Control, the Optionee may at any time within one year after such termination of employment (but in no event after the expiration of the Exercise Term) exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such termination of employment. On the date of termination of employment the Option shall terminate to the extent not then exercisable. Notwithstanding the foregoing, in the event (i) the Company terminates the Optionee's employment prior to May 25, 1995 for any reason other than for Cause or following a Change of Control or (ii) the Optionee's employment is terminated prior to May 25, 1995 by reason of death or Disability, the Option shall be exercisable with respect to one-half of the shares of Stock covered thereby (and shall terminate with respect to the other one-half) if the Company attains or has attained 90% of the Earnings Target, in which event the Option shall be exercisable for a period of one year after such termination but in no event after the expiration of the Exercise Term or prior to certification by the Committee that the Company has attained 90% of the Earnings Target. For purposes of this Agreement, an Optionee's employment will be considered terminated upon (i) an actual termination, (ii) a change in the Optionee's status, title, position or responsibilities (including reporting responsibilities) which, in the Committee's reasonable judgment, represents a demotion from his status, title, position or responsibilities as in effect immediately prior thereto, or (iii) the assignment to the Optionee of any duties or responsibilities which, in the Committee's reasonable judgment, are inconsistent with such status, title, position or responsibilities. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under his will, or by his personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

           7.2  Change of Control.  If the Optionee's
employment is terminated by the Company or by the Optionee following a Change in Control, the provisions of Section 8 shall apply.

           7.3  Termination for Cause.  Notwithstanding
anything to the contrary contained herein, if the employment of the Optionee is terminated for Cause, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

       8.  Effect of Change in Control.
           ---------------------------

         Notwithstanding anything contained in the Plan or this Agreement to the contrary other than the last sentence of this
Section 8, in the event of a Change in Control (A) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (B) upon termination of an Optionee's employment with the Company following a Change in Control, Options held by such Optionee shall remain exercisable until the later of (x) one year after termination and (y) sixty
(60) days following the expiration of the Pooling Period (in the event the Change in Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Option. In the case of a Change in Control which also constitutes a Pooling Transaction, the Board may take such actions which it determines, after consultation with its advisors, are reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, but not limited to, providing that all Options specifically identified by the Committee shall not become immediately and fully exercisable on the date of the Change in Control but rather shall become immediately and fully exercisable on the date following the last day of the Pooling Period (whether or not the Optionee is then an employee of the Company).

       9.  Nontransferability.
           ------------------

       The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

      10.  No Right to Continued Employment.
           --------------------------------

       Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

      11.  Adjustments.
           -----------

      In the event of a Change in Capitalization or if the number of shares of common stock of the Company outstanding upon consummation of the Bankruptcy Plan is greater or less than 10,000,000, the Committee shall conclusively determine the appropriate adjustments to the number and class of shares of Stock subject to the Option and the purchase price for such shares of Stock. The Committee's adjustment shall be made in accordance with the provisions of Section 4.5 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

      12.  Certain Events.
           --------------

       Subject to Section 8 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all shares of Stock subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of shares of Stock was entitled to receive in the Transaction.

      13.  Withholding of Taxes.
           --------------------

      At such times as an Optionee recognizes taxable income in connection with the receipt of shares of Stock, securities, cash or property hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares of Stock or securities or the payment of such cash or such property. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares then issuable to him having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either: (i) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten
(10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 13 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under
Section 16(b) of the Exchange Act.

      14.  Employee Bound by the Plan.
           --------------------------

       The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      15.  Modification of Agreement.
           -------------------------

       This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      16.  Severability.
           ------------

       Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

      17.  Governing Law.
           -------------

       The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

      18.  Successors in Interest.
           ----------------------

       This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

      19.  Resolution of Disputes.
           ----------------------

       Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by binding arbitration. The parties may agree to submit the matter to a single arbitrator or to several arbitrators, may require that arbitrators possess special qualifications or expertise or may agree to submit a matter to a mutually acceptable firm of experts for decision. In the event the parties shall fail to thus agree upon terms of arbitration within twenty (20) days from the first written demand for arbitration, then such disputed matter shall be settled by arbitration under the Rules of the American Arbitration Association, by three arbitrators appointed in accordance with such Rules. Such arbitration shall be held in New York City. Once a matter has been submitted to arbitration pursuant to this section, the decision of the arbitrators reached and promulgated as a result thereof shall be final and binding upon all parties. The cost of arbitration shall be shared equally by the parties and each party shall pay the expenses of his/its attorneys, except that the arbitrators shall be entitled to award the costs of arbitration, attorneys and accountants' fees, as well as costs, to the party that they determine to be the prevailing party in any such arbitration.

      20.  Shareholder Approval.
           --------------------

       The effectiveness of this Agreement and of the grant of the Option pursuant hereto is subject to the approval of the Plan and this Agreement by holders of a majority of the voting shares of the Company on or before six months after the Consummation Date and by the Board of Directors of the Company.

      21.  Counterparts.
           ------------

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                              TELEMUNDO GROUP, INC.



Attest:                       By: /s/ Peter J. Housman II
                                  -----------------------------
                                  Name:   Peter J. Housman II
                                  Title:  President, Business
/s/ Horace G. Dawson, III                 and Corporate Affairs
-------------------------
Horace G. Dawson III
Assistant Secretary
                                  /s/ Joaquin F. Blaya
                                  --------------------
                                  Joaquin F. Blaya




               NONQUALIFIED STOCK OPTION AGREEMENT
                     FOR CORPORATE OFFICERS
               -----------------------------------

      AGREEMENT made as of the 31st day of December, 1994 (the
"Grant Date"), between Telemundo Group, Inc., a Delaware corporation (the "Company"), and Jose C. Cancela (the "Optionee").

     WHEREAS, the Company has adopted the 1994 Stock Plan (the
"Plan") in order to provide additional incentive to certain officers and employees of the Company and its Subsidiaries; and

     WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

          1.   Grant of Option.
               ---------------

          1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 50,000 whole shares of Stock subject to, and in accordance with, the terms and conditions set forth in this Agreement.

          1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

          1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

          2.   Purchase Price.
               --------------

     The price at which the Optionee shall be entitled to purchase shares of Stock upon the exercise of the Option shall be $7.00 per share.

          3.   Duration of Option.
               ------------------

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 7 hereof.

          4.   Earnings Target.
               ---------------

     The Committee shall establish the earnings target of the Company for the first six full months commencing after the Consummation Date (such earnings, the "Earnings Target") within
40 days of the commencement of such six month period. For purposes of this Agreement, "earnings" means operating income plus depreciation and amortization determined in accordance with generally accepted accounting principles, but determined consistent with the accounting method for determining "Net Contribution" on the Company's internal financial statements in prior periods and adjusted to eliminate the impact of changes in accounting principles after the date of this Agreement and of acquisitions or divestitures of operating units after the date of this Agreement if taking such operating units into account would either increase or decrease the actual earnings attained by the Company by at least 5% of the Earnings Target.

          5.   Exercisability of Option.
               ------------------------

     Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, one-fourth of the total number of shares of Stock covered by the Option upon certification by the Committee that the Company has attained 90% of the Earnings Target if as of the last day of the six-month period referred to in Section 4 of this Agreement the Optionee's employment with the Company has not been terminated. Within 45 days after the last day of the six-month period referred to in Section 4 of this Agreement, the Committee shall meet to certify whether or not 90% of the Earnings Target has been met. In addition, unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole or in part from time to time, an additional one-fourth of the total number of shares of Stock covered by the Option on each of May 25, 1995, 1996, and 1997 if as of the relevant date the Committee has certified that the Company has attained 90% of the Earnings Target and the Optionee's employment with the Company has not been terminated; provided, however, that if such certification is made after May 25, 1995, the Optionee shall be entitled to purchase one-fourth of such shares as of the date of certification if the Optionee's employment with the Company has not been terminated as of May 25, 1995. Each right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term.

          6.   Manner of Exercise and Payment.
               ------------------------------

          6.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of shares of Stock in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          6.2  The notice of exercise described in Section
6.1 shall be accompanied by the full purchase price for the shares of Stock in respect of which the Option is being exercised and by the Witholding Taxes, in cash, by check or, in the discretion of the Committee, by transferring shares of Stock to the Company held by the Optionee for more than six months and having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such shares of Stock are substituted.

          6.3 Upon receipt of notice of exercise and full payment for the shares of Stock in respect of which the Option is being exercised and of the Witholding Taxes, the Company shall, subject to Section 14 of the Plan, promptly take such action as may be necessary to effect the transfer to the Optionee of the number of shares of Stock as to which such exercise was effective, including issuing and delivering such shares of Stock and entering the Optionee's name as a stockholder of record on the books of the Company.

          6.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of shares of Stock in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the shares of Stock to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such shares.

          7.   Termination of Employment.
               -------------------------

          7.1 Retirement. If the employment of the Optionee is terminated by the Company or by the Optionee for any reason other than for Cause or following a Change of Control, the Optionee may at any time within one year after such termination of employment (but in no event after the expiration of the Exercise Term) exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such termination of employment.
On the date of termination of employment the Option shall terminate to the extent not then exercisable. Notwithstanding the foregoing, in the event (i) the Company terminates the Optionee's employment prior to May 25, 1995 for any reason other than for Cause or following a Change of Control or (ii) the Optionee's employment is terminated prior to May 25, 1995 by reason of death or Disability, the Option shall be exercisable with respect to one-half of the shares of Stock covered thereby (and shall terminate with respect to the other one-half) if the Company attains or has attained 90% of the Earnings Target, in which event the Option shall be exercisable for a period of one year after such termination but in no event after the expiration of the Exercise Term or prior to certification by the Committee that the Company has attained 90% of the Earnings Target. For purposes of this Agreement, an Optionee's employment will be considered terminated upon (i) an actual termination, (ii) a change in the Optionee's status, title, position or responsibilities (including reporting responsibilities) which, in the Committee's reasonable judgment, represents a demotion from his status, title, position or responsibilities as in effect immediately prior thereto, or (iii) the assignment to the Optionee of any duties or responsibilities which, in the Committee's reasonable judgment, are inconsistent with such status, title, position or responsibilities. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under his will, or by his personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

          7.2 Change of Control. If the Optionee's employment is terminated by the Company or by the Optionee following a Change in Control, the provisions of Section 8 shall apply.

          7.3 Termination for Cause. Notwithstanding anything to the contrary contained herein, if the employment of the Optionee is terminated for Cause, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

          8.   Effect of Change in Control.
               ---------------------------

     Notwithstanding anything contained in the Plan or this Agreement to the contrary other than the last sentence of this Section 8, in the event of a Change in Control (A) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (B) upon termination of an Optionee's employment with the Company following a Change in Control, Options held by such Optionee shall remain exercisable until the later of (x) one year after termination and
(y) sixty (60) days following the expiration of the Pooling Period
(in the event the Change in Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Option. In the case of a Change in Control which also constitutes a Pooling Transaction, the Board may take such actions which it determines, after consultation with its advisors, are reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, but not limited to, providing that all Options specifically identified by the Committee shall not become immediately and fully exercisable on the date of the Change in Control but rather shall become immediately and fully exercisable on the date following the last day of the Pooling Period (whether or not the Optionee is then an employee of the Company).

          9.   Nontransferability.
               ------------------
     The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

          10.  No Right to Continued Employment.
               --------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

          11.  Adjustments.
               -----------

     In the event of a Change in Capitalization or if the number of shares of common stock of the Company outstanding upon consummation of the Bankruptcy Plan is greater or less than 10,000,000, the Committee shall conclusively determine the appropriate adjustments to the number and class of shares of Stock subject to the Option and the purchase price for such shares of Stock. The Committee's adjustment shall be made in accordance with the provisions of Section 4.5 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

          12.  Certain Events.
               --------------
     Subject to Section 8 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all shares of Stock subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder ofshares of Stock was entitled to receive in the Transaction.

          13.  Withholding of Taxes.
               --------------------

     At such times as an Optionee recognizes taxable income in connection with the receipt of shares of Stock, securities, cash or property hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares of Stock or securities or the payment of such cash or such property. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares then issuable to him having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either: (i) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 13 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and
(ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          14.  Employee Bound by the Plan.
               --------------------------

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

          15.  Modification of Agreement.
               -------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

          16.  Severability.
               ------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

          17.  Governing Law.
               -------------

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

          18.  Successors in Interest.
               ----------------------

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

          19.  Resolution of Disputes.
               ----------------------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by binding arbitration. The parties may agree to submit the matter to a single arbitrator or to several arbitrators, may require that arbitrators possess special qualifications or expertise or may agree to submit a matter to a mutually acceptable firm of experts for decision. In the event the parties shall fail to thus agree upon terms of arbitration within twenty (20) days from the first written demand for arbitration, then such disputed matter shall be settled by arbitration under the Rules of the American Arbitration Association, by three arbitrators appointed in accordance with such Rules. Such arbitration shall be held in New York City. Once a matter has been submitted to arbitration pursuant to this section, the decision of the arbitrators reached and promulgated as a result thereof shall be final and binding upon all parties. The cost of arbitration shall be shared equally by the parties and each party shall pay the expenses of his/its attorneys, except that the arbitrators shall be entitled to award the costs of arbitration, attorneys and accountants' fees, as well as costs, to the party that they determine to be the prevailing party in any such arbitration.

          20.  Shareholder Approval.
               --------------------

     The effectiveness of this Agreement and of the grant of the Option pursuant hereto is subject to the approval of the Plan and this Agreement by holders of a majority of the voting shares of the Company on or before six months after the Consummation Date and by the Board of Directors of the Company.

          21.  Counterparts.
               ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                   TELEMUNDO GROUP, INC.


Attest:                            By: /s/ Joaquin F. Blaya
                                   ---------------------------
                                   Name:   Joaquin F. Blaya
                                   Title:  President and Chief
                                           Executive Officer
/s/ Horace G. Dawson, III
-------------------------
Horace G. Dawson, III
Assistant Secretary
                                   /s/ Jose C. Cancela
                                   -------------------
                                   Jose C. Cancela





               NONQUALIFIED STOCK OPTION AGREEMENT
                     FOR CORPORATE OFFICERS
               ------------------------------------


       AGREEMENT made as of the 31st day of December, 1994 (the
"Grant Date"), between Telemundo Group, Inc., a Delaware corporation (the "Company"), and Peter J. Housman II (the
"Optionee").

      WHEREAS, the Company has adopted the 1994 Stock Plan (the
"Plan") in order to provide additional incentive to certain officers and employees of the Company and its Subsidiaries; and

      WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

      NOW, THEREFORE, the parties hereto agree as follows:

       1.  Grant of Option.
           ---------------

           1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 50,000 whole shares of Stock subject to, and in accordance with, the terms and conditions set forth in this Agreement.

           1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

           1.3  This Agreement shall be construed in
accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

       2.  Purchase Price.
           --------------

       The price at which the Optionee shall be entitled to purchase shares of Stock upon the exercise of the Option shall be $7.00 per share.

       3.  Duration of Option.
           ------------------

       The Option shall be exercisable to the extent and in the manner provided herein for a period of ten years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 7 hereof.

       4.  Earnings Target.
           ---------------

       The Committee shall establish the earnings target of the Company for the first six full months commencing after the Consummation Date (such earnings, the "Earnings Target")within 40 days of the commencement of such six month period. For purposes of this Agreement, "earnings" means operating income plus depreciation and amortization determined in accordance with generally accepted accounting principles, but determined consistent with the accounting method for determining "Net Contribution" on the Company's internal financial statements in prior periods and adjusted to eliminate the impact of changes in accounting principles after the date of this Agreement and of acquisitions or divestitures of operating units after the date of this Agreement if taking such operating units into account would either increase or decrease the actual earnings attained by the Company by at least 5% of the Earnings Target.

       5.  Exercisability of Option.
           ------------------------

       Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, one-fourth of the total number of shares of Stock covered by the Option upon certification by the Committee that the Company has attained 90% of the Earnings Target if as of the last day of the six-month period referred to in Section 4 of this Agreement the Optionee's employment with the Company has not been terminated. Within 45 days after the last day of the six-month period referred to in Section 4 of this Agreement, the Committee shall meet to certify whether or not 90% of the Earnings Target has been met. In addition, unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole or in part from time to time, an additional one-fourth of the total number of shares of Stock covered by the Option on each of May 25, 1995, 1996, and 1997 if as of the relevant date the Committee has certified that the Company has attained 90% of the Earnings Target and the Optionee's employment with the Company has not been terminated; provided, however, that if such certification is made after May 25, 1995, the Optionee shall be entitled to purchase one-fourth of such shares as of the date of certification if the Optionee's employment with the Company has not been terminated as of May 25, 1995. Each right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term.

       6.  Manner of Exercise and Payment.
           ------------------------------

           6.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of shares of Stock in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

           6.2  The notice of exercise described in Section
6.1 shall be accompanied by the full purchase price for the shares of Stock in respect of which the Option is being exercised and by the Witholding Taxes, in cash, by check or, in the discretion of the Committee, by transferring shares of Stock to the Company held by the Optionee for more than six months and having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such shares of Stock are substituted.

           6.3 Upon receipt of notice of exercise and full payment for the shares of Stock in respect of which the Option is being exercised and of the Witholding Taxes, the Company shall, subject to Section 14 of the Plan, promptly take such action as may be necessary to effect the transfer to the Optionee of the number of shares of Stock as to which such exercise was effective, including issuing and delivering such shares of Stock and entering the Optionee's name as a stockholder of record on the books of the Company.

           6.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of shares of Stock in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the shares of Stock to the Optionee, and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such shares.

       7.  Termination of Employment.
           -------------------------

           7.1 Retirement. If the employment of the Optionee is terminated by the Company or by the Optionee for any reason other than for Cause or following a Change of Control, the Optionee may at any time within one year after such termination of employment (but in no event after the expiration of the Exercise Term) exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such termination of employment. On the date of termination of employment the Option shall terminate to the extent not then exercisable. Notwithstanding the foregoing, in the event (i) the Company terminates the Optionee's employment prior to May 25, 1995 for any reason other than for Cause or following a Change of Control or (ii) the Optionee's employment is terminated prior to May 25, 1995 by reason of death or Disability, the Option shall be exercisable with respect to one-half of the shares of Stock covered thereby (and shall terminate with respect to the other one-half) if the Company attains or has attained 90% of the Earnings Target, in which event the Option shall be exercisable for a period of one year after such termination but in no event after the expiration of the Exercise Term or prior to certification by the Committee that the Company has attained 90% of the Earnings Target. For purposes of this Agreement, an Optionee's employment will be considered terminated upon (i) an actual termination, (ii) a change in the Optionee's status, title, position or responsibilities (including reporting responsibilities) which, in the Committee's reasonable judgment, represents a demotion from his status, title, position or responsibilities as in effect immediately prior thereto, or (iii) the assignment to the Optionee of any duties or responsibilities which, in the Committee's reasonable judgment, are inconsistent with such status, title, position or responsibilities. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under his will, or by his personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

           7.2  Change of Control.  If the Optionee's
employment is terminated by the Company or by the Optionee following a Change in Control, the provisions of Section 8 shall apply.

           7.3  Termination for Cause.  Notwithstanding
anything to the contrary contained herein, if the employment of the Optionee is terminated for Cause, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

       8.  Effect of Change in Control.
           ---------------------------

      Notwithstanding anything contained in the Plan or this Agreement to the contrary other than the last sentence of this
Section 8, in the event of a Change in Control (A) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (B) upon termination of an Optionee's employment with the Company following a Change in Control, Options held by such Optionee shall remain exercisable until the later of (x) one year after termination and (y) sixty
(60) days following the expiration of the Pooling Period (in the event the Change in Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Option. In the case of a Change in Control which also constitutes a Pooling Transaction, the Board may take such actions which it determines, after consultation with its advisors, are reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, but not limited to, providing that all Options specifically identified by the Committee shall not become immediately and fully exercisable on the date of the Change in Control but rather shall become immediately and fully exercisable on the date following the last day of the Pooling Period (whether or not the Optionee is then an employee of the Company).

       9.  Nontransferability.
           ------------------

       The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

      10.  No Right to Continued Employment.
           --------------------------------

       Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

      11.  Adjustments.
           -----------

       In the event of a Change in Capitalization or if the number of shares of common stock of the Company outstanding upon consummation of the Bankruptcy Plan is greater or less than 10,000,000, the Committee shall conclusively determine the appropriate adjustments to the number and class of shares of Stock subject to the Option and the purchase price for such shares of Stock. The Committee's adjustment shall be made in accordance with the provisions of Section 4.5 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

      12.  Certain Events.
           --------------

       Subject to Section 8 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all shares of Stock subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of shares of Stock was entitled to receive in the Transaction.

      13.  Withholding of Taxes.
           --------------------

      At such times as an Optionee recognizes taxable income in connection with the receipt of shares of Stock, securities, cash or property hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares of Stock or securities or the payment of such cash or such property. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares then issuable to him having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either: (i) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten
(10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 13 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under
Section 16(b) of the Exchange Act.

      14.  Employee Bound by the Plan.
           --------------------------

       The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      15.  Modification of Agreement.
           -------------------------

       This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      16.  Severability.
           ------------

       Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

      17.  Governing Law.
           -------------

       The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

      18.  Successors in Interest.
           ----------------------

       This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

      19.  Resolution of Disputes.
           ----------------------

       Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by binding arbitration. The parties may agree to submit the matter to a single arbitrator or to several arbitrators, may require that arbitrators possess special qualifications or expertise or may agree to submit a matter to a mutually acceptable firm of experts for decision. In the event the parties shall fail to thus agree upon terms of arbitration within twenty (20) days from the first written demand for arbitration, then such disputed matter shall be settled by arbitration under the Rules of the American Arbitration Association, by three arbitrators appointed in accordance with such Rules. Such arbitration shall be held in New York City. Once a matter has been submitted to arbitration pursuant to this section, the decision of the arbitrators reached and promulgated as a result thereof shall be final and binding upon all parties. The cost of arbitration shall be shared equally by the parties and each party shall pay the expenses of his/its attorneys, except that the arbitrators shall be entitled to award the costs of arbitration, attorneys and accountants' fees, as well as costs, to the party that they determine to be the prevailing party in any such arbitration.

      20.  Shareholder Approval.
           --------------------

       The effectiveness of this Agreement and of the grant of the Option pursuant hereto is subject to the approval of the Plan and this Agreement by holders of a majority of the voting shares of the Company on or before six months after the Consummation Date and by the Board of Directors of the Company.

      21.  Counterparts.
           ------------

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                              TELEMUNDO GROUP, INC.



Attest:                       By: /s/ Joaquin F. Blaya
                                  ---------------------------
                                  Name:   Joaquin F. Blaya
                                  Title:  President and Chief
/s/ Horace G. Dawson, III                 Executive Officer
-------------------------
    Horace G. Dawson, III
    Assistant Secretary
                                    /s/ Peter J. Housman II
                                    -----------------------
                                    Peter J. Housman II